UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 27, 2023

Yellow Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 Outlook Street Overland Park, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 696-6100

501 Commerce Street, Suite 1120

Nashville, Tennessee 37203

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	YELLQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Rolling Stock Agency Agreement

As previously disclosed, on August 6, 2023, Yellow Corporation (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”), filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the U. S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re: Yellow Corporation, et al., Case No. 23-11069.

On October 27, 2023, the Bankruptcy Court issued a final order approving that certain Motion of Debtors’ for Entry of an Order (I) Approving Agency Agreement With Nations Capital, LLC, Ritchie Bros. Auctioneers (America) Inc., IronPlanet, Inc., Ritchie Bros Auctioneers (Canada) Ltd., and IronPlanet Canada Ltd. Effective As Of October 16, 2023; (II) Authorizing the Sale of Rolling Stock Assets Free and Clear of Liens, Claims, Interests and Encumbrances; and (III) Granting Related Relief [Docket No. 863] (the “Rolling Stock Agency Agreement Motion,” and the final order approving the relief requested therein [Docket No. 981], the “Rolling Stock Agency Agreement Order”), which sought (i) expedited approval of that certain Agency Agreement attached as Exhibit 1 to the Rolling Stock Agency Agreement Order (the “Rolling Stock Agency Agreement”), dated as of October 16, 2023, by and among Nations Capital, LLC, Ritchie Bros. Auctioneers (America) Inc., IronPlanet, Inc., Ritchie Bros Auctioneers (Canada) Ltd., and IronPlanet Canada Ltd. (collectively, the “Agent”) and the Debtors and (ii) retention of the Agent as the Debtors’ exclusive marketer, broker, and auctioneer of the Rolling Stock Assets (as defined in the Rolling Stock Agency Agreement). The Debtors and the Agent entered into the Rolling Stock Agency Agreement on October 16, 2023 (the “Effective Date”), subject to the Bankruptcy Court’s entry of the Rolling Stock Agency Agreement Order, which authorized the Debtors’ and the Agent’s entry into the Rolling Stock Agency Agreement, effective as of the Effective Date. Pursuant to the Rolling Stock Agency Agreement, the Agent will act as the Debtors’ exclusive marketer, broker, and auctioneer of the Debtors’ Rolling Stock Assets located at, in, or in the vicinity of the properties owned or leased by the Company (the “Company Properties”) and which Rolling Stock Assets are listed in the exhibits to the Rolling Stock Agency Agreement.

The Rolling Stock Agency Agreement provides for an 18-month term, measured from the effective date of the Rolling Stock Agency Agreement (the “Term”), during which period the Agent will provide various services to the Debtors, including, but not limited to, reasonably refurbishing Rolling Stock Assets, marketing the Rolling Stock Assets for sale, conducting auctions for the Rolling Stock Assets and storing the Rolling Stock Assets at Agent Properties (as defined in the Rolling Stock Agency Agreement). Additionally, pursuant to the Rolling Stock Agency Agreement, the Agent will use its commercially best efforts to remove all Rolling Stock Assets from the Company Properties within six (6) months of the Bankruptcy Court’s entry of the Rolling Stock Agency Agreement Order, or October 27, 2023, including to remove the Rolling Stock Assets from the Priority Company Properties (as defined in the Rolling Stock Agency Agreement and representing roughly fifty percent (50%) of all Company Properties) within three (3) months of October 27, 2023, and to transport such Rolling Stock Assets to Agent Properties. The Agent will conduct in-person sales of the Rolling Stock Assets from either Company Properties (if prior to the applicable aforementioned removal dates) or Agent Properties. As compensation for its services, the Agent will be entitled to withhold a certain percentage of gross proceeds from sales of Rolling Stock Assets (such percentages set forth in the Rolling Stock Agency Agreement). The Agent will also be entitled to certain expense reimbursements as set forth in the Rolling Stock Agency Agreement. The Rolling Stock Agency Agreement was negotiated in good faith and at arms-length between the Debtors and the Agent over the course of multiple weeks.

The Rolling Stock Agency Agreement Motion, the Rolling Stock Agency Agreement Order, and the Rolling Stock Agency Agreement (attached as Exhibit 1 to the Rolling Stock Agency Agreement Order) are available free-of-charge on the Debtors’ case website at https://dm.epiq11.com/case/yellowcorporation.

The foregoing description of the Rolling Stock Agency Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rolling Stock Agency Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.03. Bankruptcy or Receivership.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Rolling Stock Agency Agreement is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K and the exhibits hereto contain certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s liquidation, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements (including finalization of the Company’s impairment tests), completion of standard annual and quarterly-close processes; risks relating to the delisting of the Common Stock from Nasdaq and future quotation of the Common Stock; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits

Exhibit No.

10.1*	Rolling Stock Agency Agreement, dated as of October 16, 2023, by and among Yellow Corporation, its affiliated debtors and debtors-in-possession, Nations Capital, LLC, Ritchie Bros. Auctioneers (America) Inc., IronPlanet, Inc., Ritchie Bros Auctioneers (Canada) Ltd., and IronPlanet Canada Ltd.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*

Exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOW CORPORATION

By:	/s/ Leah K. Dawson
Leah K. Dawson
Executive Vice President, General Counsel and Secretary

Date: November 1, 2023